UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MPAA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.
Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Motorcar Parts of America, Inc. (the “Company”) was held on September 10, 2026 (the “Meeting”).

At the Meeting, the Company’s shareholders voted on proposals to: (i) elect directors; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2027; (iii) approve on a non-binding advisory basis the compensation of our named executive officers; and (iv) approve the Second Amendment to the 2022 Incentive Award Plan.

All nominees for election to the Board of Directors of the Company were elected to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, or until the earlier of such director’s death, resignation or removal. The shareholders also ratified the selection of the independent registered public accountants. The shareholders also approved on a non-binding advisory basis the compensation of our named executive officers. Moreover, the shareholders approved the Second Amendment to the Motorcar Parts of America, Inc. 2022 Incentive Award Plan.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal are set forth below:

Proposal 1—Election of Directors

Nominee	Shares For	Shares Against	Shares Withheld	Broker Non-Votes

Selwyn Joffe	15,137,092	230,299	21,212	1,719,922
Dr. David Bryan	15,094,354	273,026	21,223	1,719,922
Joseph Ferguson	15,294,580	72,810	21,213	1,719,922
Philip Gay	14,884,499	482,892	21,212	1,719,922
Jeffrey Mirvis	14,863,251	504,057	21,295	1,719,922
Anil Shrivastava	15,295,202	68,306	25,095	1,719,922
Douglas Trussler	15,165,285	219,596	3,722	1,719,922
Barbara Whittaker	14,786,738	580,643	21,222	1,719,922

Proposal 2 – Ratification of Ernst & Young LLP

Shares For	Shares Against	Shares Abstaining
17,088,251	15,841	4,433

Proposal 3 – Approval on a Non-Binding Advisory Basis of the Compensation of Our Named Executive Officers

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
14,007,292	938,440	442,871	1,719,922

Proposal 4 – Approval of the Second Amendment to the 2022 Incentive Award Plan

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
9,677,452	5,690,301	20,850	1,719,922

Item 9.01
Financial Statements and Exhibits.

 (d)  Exhibits

Exhibit Number	Exhibit Description

10.1	Second Amendment to the Motorcar Parts of America, Inc. 2022 Incentive Award Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: September 14, 2026	/s/ Glenn Burlingame
Glenn Burlingame
Vice President General Counsel and Secretary